AMERICAN SKANDIA TRUST

Supplement dated July 12, 2005 to the Prospectus dated May 1, 2005

This supplement sets forth changes to the American Skandia Trust (“AST”) prospectus dated May 1, 2005.  The Portfolios discussed in this supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with your AST prospectus and should be retained for future reference.

Proposed Reorganizations

The Board of Trustees of American Skandia Trust recently approved proposals whereby each Target Fund (defined below) will reorganize and transfer its assets to the respective Acquiring Fund (defined below and together with the Target Funds, the “Funds”) for shares of the respective Acquiring Fund. All such Funds are portfolios of American Skandia Trust (“AST”).

Target Fund	Acquiring Fund
AST AllianceBernstein Growth + Value Portfolio	AST AllianceBernstein Managed Index 500 Portfolio
AST Alger All-Cap Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio

Each reorganization is subject to approval by the shareholders of the respective Target Fund.  A shareholder meeting for each Target Fund is scheduled to be held in October 2005.  It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the shareholders of each Target Fund in August 2005.  Subject to approval by shareholders of the respective Target Fund and satisfaction of the other terms and conditions of the Reorganization Plan pertaining to the transaction to be included in the proxy statement/prospectus, it is anticipated that each reorganization will be effected during the fourth quarter 2005.

Under the terms of the proposal, shareholders of each Target Fund would become shareholders of the respective Acquiring Fund. No sales charges would be imposed on the proposed transfer.  AST anticipates obtaining an opinion of counsel that the reorganizations will not result in a gain or loss to shareholders of the respective Target Fund for federal income tax purposes.